United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 27, 2009

Boomerang Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-10176	22-2306487
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

355 Madison Avenue, Morristown, New Jersey  07960

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (973) 538-1194

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 3. Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

Information responsive to this Item 3.02 is included herein in response to Item 8.01. Other Events and, to the extent responsive to this Item, is incorporated herein by reference.

Section 8.  Other Events

Item 8.01.  Other Events.

1.	Our Private Offering

(a)
Securities Offered and Sold.  Commencing in May 2009 and ending November 13, 2009, we have undertaken a private offering of our securities in three tranches including the issuance and sale through September 30, 2009 of an aggregate of 44,703,247 shares of Common Stock and we have commenced a private offering of an additional 8,905,753 shares to be completed before November 13, 2009.  The private offering includes the following:

1.
On June 12, 2009, we completed the sale of an aggregate of 33,609 shares of our Series A Convertible Preferred Stock (“Preferred Stock”).  We refer to the sale of the Preferred Stock as the First Tranche.  As a consequence of filing in the State of Delaware a Certificate of Amendment to increase our authorized shares of Common Stock to 100,000,000 shares, under the terms of the Preferred Stock as described in paragraph (d)(1) below, effective September 3, 2009, the 33,609 shares of Preferred Stock were converted into 33,609,000 shares of our Common Stock.

2.	On September 30, 2009, we completed the sale of an aggregate of 11,094,247 additional shares of Common Stock. We refer to the sale of these shares of Common Stock as the Second Tranche.

3.
As of October 23, 2009, we commenced a private offering and sale of an additional 8,905,753 shares of Common Stock which offering is intended to be completed by November 13, 2009.  We refer to this offering of shares of Common Stock as the Third Tranche.

(b)
Purchasers.  The purchasers of the securities sold in the First Tranche and Second Tranche were all “accredited investors” as defined in paragraph 501(a) of Regulation D under the Securities Act of 1933, as amended.  The shares of Common Stock offered in the Third Tranche are intended to be offered and sold only to “accredited investors,” as defined.

(c)
Consideration.  (1) The aggregate offering price for the Preferred Stock sold in the First Tranche was $3,360,900 of which $1,895,000 was paid in cash and $1,465,900 was paid by exchange of $1,465,900 principal amount of our outstanding indebtedness.

(2)           The aggregate offering price for the shares of Common Stock sold in the Second Tranche was $1,109,425, of which $1,065,000 was paid in cash and $44,425 was paid in lieu of payment of interest that had accrued on our outstanding interest on the indebtedness exchanged for shares of Preferred Stock in the First Tranche.

(3)           The 8,905,753 shares of Common Stock to be offered and sold in the Third Tranche are intended to be sold for cash in the maximum amount of $890,575 assuming all the shares offered are sold.

(d)
Exemptions from Registration.  (1) The shares of Preferred Stock sold in the First Tranche and the shares of Common Stock sold in the Second Tranche were sold in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof and Regulation D thereunder.  Each investor represented that the shares of Preferred Stock and Common Stock were purchased for investment and the certificates for the shares bear legends setting forth the restrictions on transfer.

(2)
The shares of Common Stock issued upon conversion on September 3, 2009 of the Preferred Stock were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 3(a)(9) thereof.

(3)
The shares of Common Stock offered in the Third Tranche are intended to be offered and sold in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof and Regulation D thereunder.  Each investor will represent that the shares of Common Stock are purchased for investment and the certificates for the shares will bear legends setting forth the restrictions on transfer.

(e)
Terms of Conversion of Preferred Stock.  The shares of Preferred Stock had a stated value of $100 per share and were convertible at a conversion price, based on their initial stated value, of $0.10 per share of Common Stock into an aggregate of 33,609,000 shares of our Common Stock, subject to anti-dilution adjustment.  The Preferred Stock was automatically convertible into Common Stock at the conversion price then in effect at such time as we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware increasing the authorized shares we are entitled to issue to a number of Common Shares in excess of all our shares of Common Stock then outstanding and reserved for issuance on exercise or conversion of options, warrants, convertible securities and other rights to acquire our common equity.  This Certificate of Amendment was filed on September 3, 2009, resulting in the automatic conversion of the Preferred Stock into Common Stock.

2.           Our Issuance 5,128,031 of Common Stock Purchase Warrants

(a)
Securities Sold.  As of June 30, 2009, we had outstanding $1,500,000 principal amount of 12% Promissory Notes due on various dates, commencing August 15, 2009 through August 20, 2009.  Interest accrues on the Promissory Notes at the rate of 12% per annum payable at the rate of 1% per month of the outstanding principal amount through the maturity date.  Amounts of principal and interest accrued but unpaid at the maturity date accrue interest at 12% per annum calculated on the basis of a 360-day year until paid.  Issued with the Promissory Notes were five-year common stock purchase warrants exercisable at $1.25 per share to purchase an aggregate of 1,500,000 shares of Common Stock, or one warrant for each $1.00 of Promissory Notes purchased.  In the event the Promissory Notes and any accrued but unpaid interest are not paid at maturity, the holder of the notes is to be issued additional five-year common stock purchase warrants exercisable at a per common share exercise price equal to 80% of the average of the last sale prices for our Common Stock during the most recent ten trading days prior to the date of issuance of the warrants and, in the event last sale prices are unavailable for a full ten trading days, such additional number of trading days immediately prior to such ten trading-day period so as to total the most recent ten trading days during which last sale prices are available.  The warrants are to be issued at the rate of warrants to purchase 1.5 shares for each dollar of principal and accrued interest that remains unpaid for each 30-day period after maturity of the notes.

(x)           By virtue of defaults occurring in the payment of principal maturing on the Promissory Notes during the month of August 2009 and interest on the Promissory Notes due at maturity and under the terms of the Promissory Notes (the “August Default”), in September 2009 we issued five-year common stock purchase warrants to purchase an aggregate of 2,551,682 shares of Common Stock exercisable at a price of $0.72 per share.

(y)           By virtue of the continuing defaults existing at September 30, 2009 in the payment of principal on the Promissory Notes and outstanding interest accrued on the Promissory Notes through maturity and under the terms of the Promissory Notes (the “September Default”), in October 2009, we issued five-year common stock purchase warrants to purchase an aggregate of 2,576,350 shares of Common Stock exercisable at a price of $0.69 per share.

(b)
Purchasers.  The common stock purchase warrants issued on default in the payment of principal and accrued interest on the Promissory Notes were issued to “accredited investors” as defined under Regulation D.

(c)
Consideration.  The consideration received by us for the issuance of the common stock purchase warrants was a deferral in the payment of principal and accrued interest on the Promissory Notes.  For financial reporting and other purposes, we expect to value this consideration at $1,806,406 on account of the common stock purchase warrants issued by virtue of the August Default and $1,829,586 on account of the common stock purchase warrants issued by virtue of the September Default.  See sub-paragraph (a) above for a description of the transaction.

(d)	Terms of Exercise of Warrants. See sub-paragraph 2.(a) above for a description of the terms of the common stock purchase warrants.

3.           Our Current Capitalization

We had outstanding as of October 9, 2009 and currently propose to offer in the Third Tranche the following:

(a)	61,193,609 shares of Common Stock;

(b)	five-year common stock purchase warrants exercisable at $1.25 per share to purchase an aggregate of 1,500,000 shares originally issued in conjunction with the 12% Promissory Notes;

(c)	various other warrants and options outstanding to purchase a total of 2,557,686shares issuable at exercise prices ranging from $0.10 to $0.90 per share, and

(d)
as a consequence of the August Default and the September Default, common stock purchase warrants exercisable to purchase an aggregate of 5,128,031 shares at $0.72 per share with respect to warrants to purchase 2,551,682 shares and $0.69 per shares with respect to warrants to purchase 2,576,350 shares.

(e)	The Third Tranche offering of an additional 8,905,753 shares.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

10.1 – Form of Common Stock Purchase Warrant issued and to be issued with respect to payment defaults on our 12% Promissory Notes.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boomerang Systems, Inc.

Dated: October 27, 2009	By:	/s/ Joseph R. Bellantoni
Joseph R. Bellantoni Chief Financial Officer